SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 27, 2004

Boston Properties Limited Partnership

(Exact name of Registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. employer Identification No.)

111 Huntington Avenue

Boston, Massachusetts 02199

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(617) 236-3300

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.
99.1	Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2004 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Boston Properties, Inc. dated April 27, 2004).

99.2	Press release of Boston Properties, Inc. dated April 27, 2004 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Boston Properties, Inc. dated April 27, 2004).

ITEM 12. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished under Item 12 - “Results of Operations and Financial Condition.” Such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On April 27, 2004, Boston Properties, Inc. (the “Company”), the general partner of Boston Properties Limited Partnership, issued a press release announcing its financial results for the first quarter of 2004. That press release referred to certain supplemental information that is available on the Company’s website. The text of the supplemental information and the press release are included as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004	BOSTON PROPERTIES LIMITED PARTNERSHIP

	By:	Boston Properties, Inc., its General Partner

/s/ Douglas T. Linde
By:	Douglas T. Linde
Chief Financial Officer